                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE

                      IN RE FLEMING COMPANIES, INC. ET AL.
            CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
                      REPORTING PERIOD: 4/20/03 - 5/17/03

                            MONTHLY OPERATING REPORT
            FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                     WITHIN 45 DAYS AFTER END OF THE PERIOD

Submit copy of report to any official committee appointed in the case.


                                                                                                    DOCUMENT          EXPLANATION
REQUIRED DOCUMENTS                                                            FORM NO.              ATTACHED           ATTACHED
------------------                                                            --------              --------          -----------

Schedule of Cash Receipts and Disbursements                                     MOR-1
  Weekly Receipts & Disbursements                                                 A                    X
  Cash Disbursements by Petitioning Entity                                        B                    X
  Bank Account Information                                                        C                    X
Statement of Operations                                                         MOR-2                  X
Balance Sheet                                                                   MOR-3                  X
Status of Postpetition Taxes                                                    MOR-4                  X
  Copies of IRS Form 6123 or payment receipt (See Tax Affidavit)                                                           X
  Copies of tax returns filed during reporting period (See Tax Affidavit)                                                  X
Summary of Unpaid Postpetition Debts                                            MOR-4                  X
Summary Accounts Receivable Aging                                               MOR-5                  X
Debtor Questionnaire                                                            MOR-5                  X


I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

RESPONSIBLE PARTY:

/s/ Jerry Rebel                         Assistant Treasurer
---------------------------------       ----------------------------
Signature of Responsible Party          Title

Jerry Rebel                             8/14/2003
---------------------------------       ----------------------------
Printed Name of Responsible Party       Date

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03


NOTES TO THE MONTHLY OPERATING REPORT


GENERAL
The report includes activity from the following Debtors and related Case Numbers [1][2][3][4][5][6][7]:


DEBTOR                                    CASE NUMBER
------                                    -----------
INCLUDED IN FLEMING SECTION OF THE MOR AS APPLICABLE:
Fleming Companies, Inc.                   03-10945
ABCO Food Group, Inc.                     03-10946
ABCO Markets, Inc.                        03-10947
ABCO Realty Corp.                         03-10948
Favar Concepts, Ltd.                      03-10953
Fleming Foods Management Co., L.L.C.      03-10954
Fleming Foods of Texas, L.P.              03-10955
Fleming International, Ltd.               03-10956
Fleming Transportation Service, Inc.      03-10957
Fleming Supermarkets of Florida, Inc.     03-10958
Food 4 Less Beverage Company, Inc.        03-10959
FuelServ, Inc.                            03-10960
Piggly Wiggly Company                     03-10965
Progressive Realty, Inc.                  03-10966
Rainbow Food Group, Inc.                  03-10967
Retail Investments, Inc.                  03-10968
Retail Supermarkets, Inc.                 03-10970
RFS Marketing Services, Inc.              03-10971
Richmar Foods, Inc.                       03-10972
Dunigan Fuels, Inc.                       03-10973

INCLUDED IN CORE-MARK SECTION OF THE MOR AS APPLICABLE [8]:
Core-Mark International, Inc.             03-10944
ASI Office Automation, Inc.               03-10949
Core-Mark Mid-Continent, Inc.             03-10950
Core-Mark Interrelated Companies, Inc.    03-10951
C/M Products, Inc.                        03-10952
General Acceptance Corporation            03-10961
Marquise Ventures Company, Inc.           03-10962
Head Distributing Company                 03-10963
Minter Weisman Co.                        03-10964

NOTES TO MOR-1:
[1] All information contained within this Monthly Operating Report is subject to change upon further reconciliation.

[2] "the Company" refers to Fleming Companies, Inc. and its related subsidiaries.

[3] Within this Monthly Operating Report Core-Mark's Eastern Divisions or
    "Fleming 7" refers to Head Distributing Company, Minter-Weisman, and the Marshfield, Chicago, Altoona and Leitchfield divisions included within Fleming Companies, Inc.

[4] Period 3 refers to February 23, 2003 through March 22, 2003.

[5] Period 4 refers to March 23, 2003 through April 19, 2003.

[6] Period 5 refers to April 20, 2003 through May 17, 2003.

[7] The Monthly Operating Report excludes financial activity related to non-Debtor entities (i.e., Choteau Development Company, LLC).

[8] Core-Mark entities are on a different reporting schedule with period 5 reflecting a Balance Sheet as of April 30, 2003 (excludes Minter-Weisman). The Statement of Operations has been estimated through May 17, 2003 to be consistent with Fleming.

Fleming Companies, Inc. et al.
Case Nos. 03-01944 - 03-10973 (MFW Jointly Administered)
Reporting Period: 4/20/03 - 5/17/03
Weekly Receipts and Disbursements [1]
(Dollars in 000's)

                                                                                                      CURRENT        CUMULATIVE
                                                 WEEK 1       WEEK 2       WEEK 3        WEEK 4     PERIOD TOTAL   FILING TO DATE
                                               ----------   ----------   ----------    ----------   ------------   --------------
CASH RECEIPTS:
  Fleming Receipts                             $  147,862   $  140,567   $  135,557    $  131,172   $  555,159     $   975,589
  Core-Mark Receipts                              103,083       94,542       88,054        85,015      370,694         628,207
  Asset/Excess Inventory Sales                        572        1,857          611           192        3,233           3,233
  Other Receipts                                    2,356        4,908        7,845        11,754       26,863          88,578
                                               ----------   ----------   ----------    ----------   ----------     -----------
ACTUAL RECEIPTS                                $  253,874   $  241,874   $  232,067    $  228,134   $  955,949     $ 1,695,608
                                               ----------   ----------   ----------    ----------   ----------     -----------

CASH DISBURSEMENTS FROM OPERATIONS:
  Material Purchases - Fleming                 $ (119,773)  $  (69,470)  $  (74,640)   $  (29,076)  $ (292,959)    $  (782,190)
  Material Purchases - Core-Mark                  (83,143)    (107,817)     (55,676)      (70,741)    (317,378)       (532,354)
  Tax Disbursements - Cigarettes                   (4,749)     (14,226)     (10,642)      (14,871)     (44,488)        (52,379)
  Tax Disbursements - Other                            (1)          (0)         (17)         (349)        (366)         (1,504)
  Employee & Payroll                              (13,067)     (15,802)     (11,246)      (17,753)     (57,868)       (103,515)
  Lease & Recurring Costs                             (31)     (18,224)        (674)       (1,029)     (19,958)        (32,013)
  Other Operating Costs                           (10,852)     (13,636)     (13,343)      (14,735)     (52,566)        (73,976)
                                               ----------   ----------   ----------    ----------   ----------     -----------
ACTUAL CASH DISBURSEMENTS FROM OPERATIONS      $ (231,616)  $ (239,174)  $ (166,238)   $ (148,553)  $ (785,582)    $(1,577,931)
                                               ----------   ----------   ----------    ----------   ----------     -----------

CASH DISBURSEMENTS FROM NON-OPERATIONS:
  DSD/Critical Vendor/PACA Payments            $       --   $  (26,000)  $   (2,684)   $     (730)  $  (29,414)    $   (29,414)
  Capital Expenditures                                 (5)         (21)         (30)           --          (56)         (1,843)
  Restructuring & Professional Fees                    --           --          (70)         (258)        (327)           (327)
  Interest & Financing                               (770)      (2,529)        (138)           --       (3,437)         (7,316)
  Other Non-Operating Costs                            --           --           --            --           --              --
                                               ----------   ----------   ----------    ----------   ----------     -----------
ACTUAL CASH DISBURSEMENTS FROM NON-OPERATIONS  $     (775)  $  (28,550)  $   (2,922)   $     (988)  $  (33,235)    $   (38,900)
                                               ----------   ----------   ----------    ----------   ----------     -----------
TOTAL ACTUAL DISBURSEMENTS                     $ (232,391)  $ (267,724)  $ (169,160)   $ (149,541)  $ (818,817)    $(1,616,831)
                                               ----------   ----------   ----------    ----------   ----------     -----------


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT PERIOD COLUMN)

TOTAL DISBURSEMENTS                                                                                 $  (818,817)
  LESS: Transfers to Debtor in Possession Accounts                                                           --
  PLUS: Estate Disbursements Made By Outside Sources (i.e. from escrow accounts)                             --
                                                                                                    -----------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                     $  (818,817)
                                                                                                    -----------

NOTES

[1] Weekly Receipts and Disbursements includes Core-Mark's and Fleming's
    April 20 through May 17 receipts and disbursements.


                                                                     FORM MOR-1A

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
CASH DISBURSEMENTS BY PETITIONING ENTITY [1]
(DOLLARS IN 000'S)


                                                                     CURRENT PERIOD      CUMULATIVE FILING
PETITIONING ENTITIES                                 CASE NUMBER         TOTAL                TO DATE
--------------------                                 -----------     --------------      -----------------
Core-Mark International, Inc.                         03-10944       $     (250,996)     $     (415,383)
Fleming Companies, Inc.                               03-10945             (379,815)           (869,213)
ABCO Food Group, Inc.                                 03-10946                   --                  --
ABCO Markets, Inc.                                    03-10947                   --                  --
ABCO Realty Corp.                                     03-10948                   --                  --
ASI Office Automation, Inc.                           03-10949                   --                  --
Core-Mark Mid-Continent, Inc.                         03-10950              (51,654)            (91,116)
Core-Mark Interrelated Companies, Inc.                03-10951               (7,405)            (13,578)
C/M Products, Inc.                                    03-10952                   --                  --
Favar Concepts, Ltd.                                  03-10953                 (300)               (559)
Fleming Foods Management Co., L.L.C.                  03-10954                   --                  --
Fleming Foods of Texas, L.P.                          03-10955              (24,041)            (57,900)
Fleming International, Ltd.                           03-10956                 (386)             (1,073)
Fleming Transportation Service, Inc.                  03-10957                   (4)                 (8)
Fleming Supermarkets of Florida, Inc.                 03-10958                   --                  --
Food 4 Less Beverage Company, Inc.                    03-10959                   --                  --
Fuelserv, Inc.                                        03-10960                   --                  --
General Acceptance Corporation                        03-10961                   --                  --
Marquise Ventures Company, Inc.                       03-10962                   --                  --
Head Distributing Company                             03-10963               (2,830)             (5,985)
Minter Weisman Co.                                    03-10964              (20,655)            (35,674)
Piggly Wiggly Company                                 03-10965                  (57)                (77)
Progressive Realty, Inc.                              03-10966                   (1)                 (4)
Rainbow Food Group, Inc.                              03-10967               (4,707)            (23,197)
Retail Investments, Inc.                              03-10968              (41,019)            (61,940)
Retail Supermarkets, Inc.                             03-10970                   --                  --
RFS Marketing Services, Inc.                          03-10971                   --                  --
Richmar Foods, Inc.                                   03-10972              (34,947)            (40,711)
Dunigan Fuels, Inc.                                   03-10973                   --                (412)
                                                                     --------------      --------------
TOTAL ACTUAL DISBURSEMENTS [2][3]                                    $     (818,817)     $   (1,616,831)
                                                                     ==============      ==============

NOTES

[1] Employee and Payroll disbursements, per the Weekly Receipts and Disbursements schedule, were not available on an entity by entity basis. As a result, the total Core-Mark and Fleming Employee and Payroll disbursements for 4/20/03 - 5/17/03 (approximately $48 million for Fleming and approximately $9.9 million for Core-Mark) were allocated to the related Fleming and Core-Mark entities based on the % of each entities total sales to total Fleming Sales/Core-Mark sales. In particular, Core-Mark's disbursements were allocated to the 7 entities (excludes Head Distributing and Minter Weisman as they are included in Fleming's payroll total) and Fleming's disbursements to the 22 Fleming entities (includes Head Distributing and Minter Weisman).

[2] Total cash disbursements provided by both Core-Mark and Fleming during the period did not agree to Total Actual Disbursements on the Weekly Receipts and Disbursement schedule. Therefore, the difference was allocated between the Core-Mark and Fleming entities based on each entities % of total cash disbursements prior to allocation.

[3] Total Actual Disbursements contain Core-Mark's and Fleming's disbursements for 4/20/03 - 5/17/03 for the Current Period and 4/1/03 - 5/17/03 for the Cumulative Filing to Date.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03-5/17/03
BANK ACCOUNT INFORMATION


PETITIONING ENTITIES                                 BANK               ACCOUNT NUMBER           TYPE
--------------------                                 ----               --------------           ----

Fleming Companies, Inc.                      American Bank                     3016832   Depository
Fleming Companies, Inc.                      Bank of America                   6719906   Depository
Fleming Companies, Inc.                      Bank of America                1257001012   Depository
Fleming Companies, Inc.                      Bank of America                1257401015   Depository
Fleming Companies, Inc.                      Bank of America                1257601014   Depository
Fleming Companies, Inc.                      Bank of America                1376034850   Depository
Fleming Companies, Inc.                      Bank of America                1595458455   Depository
Fleming Companies, Inc.                      Bank of America                3750955004   Depository
Fleming Companies, Inc.                      Bank of America                3751022745   Depository
Fleming Companies, Inc.                      Bank of America                3751278599   Depository
Fleming Companies, Inc.                      Bank of America                3751279446   Depository
Fleming Companies, Inc.                      Bank of America                3751281308   Depository
Fleming Companies, Inc.                      Bank of America                3751301107   Depository
Fleming Companies, Inc.                      Bank of America                3751372819   Depository
Fleming Companies, Inc.                      Bank of America                3751508777   Depository
Fleming Companies, Inc.                      Bank of America                3751522397   Depository
Fleming Companies, Inc.                      Bank of America                3751525640   Depository
Fleming Companies, Inc.                      Bank of America                3751525666   Depository
Fleming Companies, Inc.                      Bank of America                3751572091   Depository
Fleming Companies, Inc.                      Bank of America                3751589327   Depository
Fleming Companies, Inc.                      Bank of America                3751735870   Depository
Fleming Companies, Inc.                      Bank of America                3751827733   Depository
Fleming Companies, Inc.                      Bank of America                3751847043   Depository
Fleming Companies, Inc.                      Bank of America                3751847056   Depository
Fleming Companies, Inc.                      Bank of America                3751889438   Depository
Fleming Companies, Inc.                      Bank of America                3751898571   Depository
Fleming Companies, Inc.                      Bank of America                3751898597   Depository
Fleming Companies, Inc.                      Bank of America                3751917371   Depository
Fleming Companies, Inc.                      Bank of America                3751917384   Depository
Fleming Companies, Inc.                      Bank of America                3751917397   Depository
Fleming Companies, Inc.                      Bank of America                3751917407   Depository
Fleming Companies, Inc.                      Bank of America                3751922887   Depository
Fleming Companies, Inc.                      Bank of America                3751942951   Depository
Fleming Companies, Inc.                      Bank of America                8188007359   Depository
Fleming Companies, Inc.                      Bank of America                8188812687   Depository
Fleming Companies, Inc.                      Bank One                         [1][3]17   Depository
Fleming Companies, Inc.                      Bank One                         10148350   Disbursement
Fleming Companies, Inc.                      Bank One                         10218510   Depository
Fleming Companies, Inc.                      Bank One                         10479632   Depository
Fleming Companies, Inc.                      Bank One                        622743383   Depository
Fleming Companies, Inc.                      Bank One                        901004046   Depository
Fleming Companies, Inc.                      Bank One                        911632054   Depository
Fleming Companies, Inc.                      Bank One                        913520419   Depository
Fleming Companies, Inc.                      Bank One                       7001789715   Depository
Fleming Companies, Inc.                      First Hawaiian Bank              53015409   Depository
Fleming Companies, Inc.                      First Union                 2000003284177   Depository
Fleming Companies, Inc.                      First Union                 2000128885972   Depository
Fleming Companies, Inc.                      First Union                 2014192753660   Depository
Fleming Companies, Inc.                      JP Morgan                      6300030353   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300035972   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300036129   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300036160   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300042117   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300064998   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300065052   Disbursement
Fleming Companies, Inc.                      JP Morgan                      6300065086   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8805174594   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8805175195   Depository
Fleming Companies, Inc.                      JP Morgan                      8805175609   Depository
Fleming Companies, Inc.                      JP Morgan                      8805222781   Depository
Fleming Companies, Inc.                      JP Morgan                      8805223029   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806170047   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806212427   Depository
Fleming Companies, Inc.                      JP Morgan                      8806212435   Depository
Fleming Companies, Inc.                      JP Morgan                      8806212443   Depository
Fleming Companies, Inc.                      JP Morgan                      8806212468   Depository
Fleming Companies, Inc.                      JP Morgan                      8806212583   Depository


FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03-5/17/03
BANK ACCOUNT INFORMATION


PETITIONING ENTITIES                                 BANK               ACCOUNT NUMBER           TYPE
--------------------                                 ----               --------------           ----

Fleming Companies, Inc.                      JP Morgan                      8806212591   Depository
Fleming Companies, Inc.                      JP Morgan                      8806231716   Depository
Fleming Companies, Inc.                      JP Morgan                      8806231724   Depository
Fleming Companies, Inc.                      JP Morgan                      8806231732   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232177   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232185   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232193   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232201   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232219   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232227   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232243   Depository
Fleming Companies, Inc.                      JP Morgan                      8806232805   Depository
Fleming Companies, Inc.                      JP Morgan                      8806247712   Depository
Fleming Companies, Inc.                      JP Morgan                      8806257778   Depository
Fleming Companies, Inc.                      JP Morgan                      8806258271   Depository/Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806258339   Depository
Fleming Companies, Inc.                      JP Morgan                      8806289524   Depository
Fleming Companies, Inc.                      JP Morgan                      8806290175   Depository
Fleming Companies, Inc.                      JP Morgan                      8806319545   Depository
Fleming Companies, Inc.                      JP Morgan                      8806319776   Depository
Fleming Companies, Inc.                      JP Morgan                      8806319784   Depository
Fleming Companies, Inc.                      JP Morgan                      8806319909   Depository
Fleming Companies, Inc.                      JP Morgan                      8806322283   Depository/Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806322309   Depository
Fleming Companies, Inc.                      JP Morgan                      8806322457   Depository
Fleming Companies, Inc.                      JP Morgan                      8806324388   Depository
Fleming Companies, Inc.                      JP Morgan                      8806324396   Depository
Fleming Companies, Inc.                      JP Morgan                      8806324404   Depository
Fleming Companies, Inc.                      JP Morgan                      8806327605   Depository
Fleming Companies, Inc.                      JP Morgan                      8806362925   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806362933   Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806362958   Depository/Disbursement
Fleming Companies, Inc.                      JP Morgan                      8806363428   Depository
Fleming Companies, Inc.                      JP Morgan                      8806370886   Disbursement
Fleming Companies, Inc.                      M&I                              12263119   Depository
Fleming Companies, Inc.                      M&I                              13004134   Depository
Fleming Companies, Inc.                      M&I                              13004178   Depository
Fleming Companies, Inc.                      M&I                              13004189   Depository
Fleming Companies, Inc.                      M&I                              14133911   Depository
Fleming Companies, Inc.                      M&I                              18241047   Depository
Fleming Companies, Inc.                      M&I                              18241234   Depository
Fleming Companies, Inc.                      Manufacturers Trust              12001749   Depository
Fleming Companies, Inc.                      National City                   628865018   Depository
Fleming Companies, Inc.                      National City                  6830031487   Depository
Fleming Companies, Inc.                      Waukesha                          2726887   Disbursement
Fleming Companies, Inc.                      Waukesha                         10428672   Depository
Fleming Companies, Inc.                      Waukesha                         10478473   Depository
Fleming Companies, Inc.                      Waukesha                         10505430   Depository
Fleming Companies, Inc.                      Wells Fargo                    4944072982   Depository
Fleming Companies, Inc.                      Wells Fargo                    6355025116   Depository
Fleming Companies, Inc.                      Wells Fargo                    6355045379   Depository
Fleming Companies, Inc.                      Wells Fargo                    6355045387   Depository
Fleming Companies, Inc.                      Wells Fargo                    6355045395   Disbursement
Fleming Companies, Inc.                      Wells Fargo                    9440104515   Depository
Core-Mark International, Inc                 Bank Of Montreal             004-1664-436   Disbursement
Core-Mark International, Inc                 Bank Of Montreal              07600000313   Depository/Disbursement
Core-Mark International, Inc                 Bank Of Montreal              07601102397   Disbursement
Core-Mark International, Inc                 Bank Of Montreal              07601154963   Disbursement
Core-Mark International, Inc                 Bank Of Montreal              07604601086   FX Swap Funding Acct
Core-Mark International, Inc                 Bank Of Montreal             127881013601   Disbursement
Core-Mark International, Inc                 Bank Of Montreal               5691032070   Disbursement
Core-Mark International, Inc                 Bank One                          1113117   Depository
Core-Mark International, Inc                 JP Morgan                       323252028   Depository
Core-Mark International, Inc                 JP Morgan                      8806322317   Depository
Core-Mark International, Inc                 JP Morgan Chase                 601809668   Disbursement
Core-Mark International, Inc                 JP Morgan Chase               91027755419   Disbursement
Core-Mark International, Inc                 JP Morgan Chase               91027755427   Disbursement
Core-Mark International, Inc                 JP Morgan Chase               91027755435   Disbursement

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/1/03 - 4/19/03
BANK ACCOUNT INFORMATION


PETITIONING ENTITIES                                 BANK               ACCOUNT NUMBER           TYPE
--------------------                                 ----               --------------           ----

Core-Mark International, Inc.                JP Morgan Chase                9102775443   Disbursement
Core-Mark International, Inc.                Scotia Bank                  112390010715   Depository
Core-Mark International, Inc.                Scotia Bank                  714800001414   Depository
Core-Mark International, Inc.                Scotia Bank                  714800000914   Depository
Core-Mark International, Inc.                Scotia Bank                  714800011312   Depository
Core-Mark International, Inc.                Scotia Bank                 4052700104313   Depository
Core-Mark International, Inc.                Washington Trust Bank          1001823194   Depository
Core-Mark International, Inc.                Wells Fargo                    4091220731   Depository
Core-Mark International, Inc.                Wells Fargo                    4128523081   Depository
Core-Mark International, Inc.                Wells Fargo                    4159287788   Depository
Core-Mark International, Inc.                Wells Fargo                    4159555366   Depository
Core-Mark International, Inc.                Wells Fargo                    4159688902   Depository
Core-Mark International, Inc.                Wells Fargo                    4311848436   Depository
Core-Mark International, Inc.                Wells Fargo                    4311848584   Disbursement
Core-Mark International, Inc.                Wells Fargo                    4496851460   Depository
Core-Mark International, Inc.                Wells Fargo                    4518099999   Depository
Core-Mark International, Inc.                Wells Fargo                    4518100110   Depository
Core-Mark International, Inc.                Wells Fargo                    4518100177   Depository
Core-Mark International, Inc.                Wells Fargo                    4518100235   Depository
Core-Mark International, Inc.                Wells Fargo                    4518110564   Disbursement
Core-Mark International, Inc.                Wells Fargo                    4758355309   Depository
Core-Mark International, Inc.                Wells Fargo                    4759613938   Disbursement
Core-Mark International, Inc.                Wells Fargo                    4801900069   Depository
Core-Mark International, Inc.                Wells Fargo                    4801908815   Depository
Core-Mark International, Inc.                Wells Fargo/Wachovia            540459849   Disbursement
Head Distributing Co.                        Bank of America                3752010688   Depository
Head Distributing Co.                        Suntrust                       8801337430   Depository
Head Distributing Co.                        Union Planters Bank            3500594164   Depository
Minter Weisman                               Bank of America                3299781296   Disbursement
Plymouth (minter weisman)                    US Bank                      160234449926   Depository

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) (1)
(DOLLARS IN 000's)


                                                                    APRIL 20, 2003 -
FLEMING COMPANIES. INC. & SUBSIDIARIES (2)                            MAY 17, 2003
------------------------------------------                          ----------------
Net sales                                                             $ 833,894
Costs and expenses: (3)
    Cost of sales                                                      (764,642)
    Selling and administrative                                          (95,052)
    Reorganization items, net                                            (7,677)
    Interest expense                                                     (4,948)
    Interest income and other                                             1,230
    Impairment/restructuring charges                                        (25)
    Litigation charges                                                     --
                                                                      ---------
      TOTAL COSTS AND EXPENSES                                         (871,114)
                                                                      ---------

    Income/(Loss) before income taxes                                   (37,220)
    Taxes on income/loss                                                   --
                                                                      ---------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                            (37,220)
                                                                      ---------
Discontinued operations: (4)
    Income/(Loss) before income taxes                                   (16,226)
    Taxes on income/(loss)                                                 --
                                                                      ---------
    INCOME (LOSS) FROM DISCONTINUED OPERATIONS                          (16,226)
                                                                      ---------

NET INCOME/(LOSS)                                                     $ (53,446)
                                                                      ---------



NOTES

(1) Results of certain legal entities have been approximated to the 28 days from April 20, 2003 through May 17, 2003. See additional detail explanation on each Statement of Operations.
(2) Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products, Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity during the period. Further, the related entities Statement of Operations are excluded from the Monthly Operating Report. RFS Marketing Services, Inc.'s Statement of Operations was included as RFS Marketing Services, Inc.'s balance sheet was included in the Monthly Operating Report.
(3) Certain expenses are recorded each period using estimates, then reviewed and adjusted at the end of a quarter (i.e., self-insurance reserves, allowance far bad debts, etc.).
(4) Discontinued Operations as of Period 5, 2003 include price-impact retail stores (including Yes!Less), two product supply centers and a fuel delivery dispatch service. Results of these businesses have been reclassified as Discontinued Operations as required by SFAS 146.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03-5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) (1)(2)
(DOLLARS IN 000's)


                                                                    APRIL 20, 2003 -
ABCO FOOD GROUP, INC.                                                 MAY 17, 2003
---------------------                                               ----------------
NET SALES                                                             $    --
COSTS AND EXPENSES:
    Cost of sales                                                          --
    Selling and administrative                                              1
    Reorganization items, net                                              --
    Interest expense                                                       --
    Interest income and other                                              --
    Impairment/restructuring charges                                       --
    Litigation charges                                                     --
                                                                      ---------
      TOTAL COSTS AND EXPENSES                                              1
                                                                      ---------

    Income/(Loss) before income taxes                                       1
    Taxes on income/(loss)                                                 --
                                                                      ---------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                                1
                                                                      ---------
Discontinued operations:
    Income/(Loss) before income taxes                                      --
    Taxes on income/(loss)                                                 --
                                                                      ---------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             --
                                                                      ---------

NET INCOME/(LOSS)                                                     $     1
                                                                      ---------



NOTES

(1) The period of results for this legal entity was for the 28 days ended May 17, 2003.

(2) Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03-5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) (1)(2)
(DOLLARS IN 000'S)


                                                                    APRIL 20, 2003 -
CORE-MARK INTERNATIONAL, INC.                                         MAY 17, 2003
-----------------------------                                       --------------
NET SALES                                                             $ 212,011
COSTS AND EXPENSES:
    Cost of sales                                                      (199,668)
    Selling and administrative                                          (11,633)
    Reorganization items, net                                                --
    Interest expense                                                         --
    Interest income and other                                                59
    Impairment/restructuring charges                                         --
    Litigation charges                                                       --
                                                                      ---------
      TOTAL COSTS AND EXPENSES                                         (211,242)
                                                                      ---------

    Income/(Loss) before income taxes                                       769
    Taxes on income/ loss                                                    --
                                                                      ---------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                                769
                                                                      ---------
Discontinued operations:
    Income/(Loss) before income taxes                                        --
    Taxes on income/(loss)                                                   --
                                                                      ---------
    INCOME (LOSS) FROM DISCONTINUED OPERATIONS                               --
                                                                      ---------

NET INCOME/(LOSS)                                                     $     769
                                                                      ---------

NOTES

[1] The period of results for this legal entity was for the 30 days ended April 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)


                                                                APRIL 20, 2003 -
CORE-MARK INTERRELATED COMPANIES, INC.                            MAY 17, 2003
--------------------------------------                          ----------------

NET SALES                                                       $        7,209
COSTS AND EXPENSES:
    Cost of sales                                                       (6,830)
    Selling and administrative                                            (238)
    Reorganization items, net                                                -
    Interest expense                                                         -
    Interest income and other                                                -
    Impairment/restructuring charges                                         -
    Litigation charges                                                       -
                                                                --------------

      TOTAL COSTS AND EXPENSES                                          (7,068)
                                                                --------------

    Income/(Loss) before income taxes                                      141
    Taxes on income/(loss)                                                   -
                                                                --------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                               141
                                                                --------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                        -
    Taxes on income/(loss                                                    -
                                                                --------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                               -
                                                                --------------

                                                                --------------
NET INCOME/(LOSS)                                               $          141
                                                                --------------

NOTES
-----

[1] The period of results for this legal entity was for the 30 days ended April
    30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                               APRIL 20, 2003 -
CORE-MARK MID-CONTINENT, INC.                                    MAY 17, 2003
-----------------------------                                  ----------------
NET SALES                                                        $       44,867
COSTS AND EXPENSES:
    Cost of sales                                                       (42,124)
    Selling and administrative                                           (2,381)
    Reorganization items, net                                                 -
    Interest expense                                                          -
    Interest income and other                                                 1
    Impairment/restructuring charges                                          -
    Litigation charges                                                        -
                                                                 --------------
      TOTAL COSTS AND EXPENSES                                          (44,504)
                                                                 --------------

    Income/(Loss) before income taxes                                       363
    Taxes on income/(loss)                                                    -
                                                                 --------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                                363
                                                                 --------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                         -
    Taxes on income/(loss)                                                    -
                                                                 --------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                                -
                                                                 --------------

                                                                 --------------
NET INCOME/(LOSS)                                                $          363
                                                                 --------------

NOTES
-----

[1] The period of results for this legal entity was for the 30 days ended April
    30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)




                                                               APRIL 20, 2003 -
DUNIGAN FUELS, INC.                                              MAY 17, 2003
-------------------                                            ----------------
NET SALES                                                        $           --
COSTS AND EXPENSES:
    Cost of sales                                                            --
    Selling and administrative                                               --
    Reorganization items, net                                                --
    Interest expense                                                         --
    Interest income and other                                                --
    Impairment/restructuring charges                                         --
    Litigation charges                                                       --
                                                                 --------------
      TOTAL COSTS AND EXPENSES                                               --
                                                                 --------------

    Income/(Loss) before income taxes                                        --
    Taxes on income/(loss)                                                   --
                                                                 --------------

    INCOME/(LOSS) FROM CONTINUING OPERATIONS                                 --
                                                                 --------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                       (74)
    Taxes on income/(loss)                                                   --
                                                                 --------------

    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              (74)
                                                                 --------------

                                                                 --------------
NET INCOME/(LOSS)                                                $          (74)
                                                                 --------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended May
    17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                               APRIL 20, 2003 -
FAVAR CONCEPTS, LTD                                              MAY 17, 2003
-------------------                                           -----------------
NET SALES                                                     $            --
COSTS AND EXPENSES:
    Cost of sales                                                          --
    Selling and administrative                                             --
    Reorganization items, net                                              --
    Interest expense                                                       --
    Interest income and other                                              --
    Impairment/restructuring charges                                       --
    Litigation charges                                                     --
                                                              ---------------
      TOTAL COSTS AND EXPENSES                                             --
                                                              ---------------

    Income/(Loss) before income taxes                                      --
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                               --
                                                              ---------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                 (10,975)
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                        (10,975)
                                                              ---------------

                                                              ---------------
NET INCOME/(LOSS)                                             $       (10,975)
                                                              ---------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended
    May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 4/17/03
STATEMENT OF OPERATIONS (UNAUDITED)[1][2]
(DOLLARS IN 000'S)



                                                              APRIL 20, 2003 -
FLEMING COMPANIES, INC.                                         MAY 17, 2003
-----------------------                                       ----------------
NET SALES                                                     $       468,663
COSTS AND EXPENSES:
    Cost of sales                                                    (421,588)
    Selling and administrative                                        (71,824)
    Reorganization items, net                                          (7,677)
    Interest expense                                                   (4,927)
    Interest income and other                                           1,086
    Impairment/restructuring charges                                      (20)
    Litigation charges                                                      -
                                                              ---------------
      TOTAL COSTS AND EXPENSES                                       (504,950)
                                                              ---------------

    Income/(Loss) before income taxes                                 (36,287)
    Taxes on income/(loss)                                                  -
                                                              ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                          (36,287)
                                                              ---------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                  (2,355)
    Taxes on income/(loss)                                                  -
                                                              ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                         (2,355)
                                                              ---------------
NET INCOME/(LOSS)                                             $       (38,642)
                                                              ---------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended
    May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                              APRIL 20, 2003 -
FLEMING FOODS OF TEXAS, L.P.                                    MAY 17, 2003
----------------------------                                  ----------------
NET SALES                                                     $        39,635
COSTS AND EXPENSES:
    Cost of sales                                                     (37,659)
    Selling and administrative                                         (4,145)
    Reorganization items, net                                              --
    Interest expense                                                      (21)
    Interest income and other                                              84
    Impairment/restructuring charges                                       (5)
    Litigation charges                                                     --
                                                              ---------------
      TOTAL COSTS AND EXPENSES                                        (41,746)
                                                              ---------------

    Income/(Loss) before income taxes                                  (2,111)
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                           (2,111)
                                                              ---------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                      --
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             --
                                                              ---------------
NET INCOME/(LOSS)                                             $        (2,111)
                                                              ---------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended
    May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                              APRIL 20, 2003 -
FLEMING INTERNATIONAL, LTD                                      MAY 17, 2003
--------------------------                                    ----------------
NET SALES                                                     $           413
COSTS AND EXPENSES:
    Cost of sales                                                        (396)
    Selling and administrative                                             (3)
    Reorganization items, net                                              --
    Interest expense                                                       --
    Interest income and other                                              --
    Impairment/restructuring charges                                       --
    Litigation charges                                                     --
                                                              ---------------
      TOTAL COSTS AND EXPENSES                                           (399)
                                                              ---------------

    Income/(Loss) before income taxes                                      14
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                               14
                                                              ---------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                      --
    Taxes on income/(loss)                                                 --
                                                              ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                             --
                                                              ---------------


                                                              ---------------
NET INCOME/(LOSS)                                             $            14
                                                              ---------------


NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended
    May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1] [2]
(DOLLARS IN 000'S)



                                                               APRIL 20, 2003 -
FLEMING SUPERMARKETS OF FLORIDA, INC.                            MAY 17, 2003
-------------------------------------                         ----------------
NET SALES                                                     $             -
COSTS AND EXPENSES:
    Cost of sales                                                           -
    Selling and administrative                                            (10)
    Reorganization items, net                                               -
    Interest expense                                                        -
    Interest income and other                                               -
    Impairment/restructuring charges                                        -
    Litigation charges                                                      -
                                                              ---------------
      TOTAL COSTS AND EXPENSES                                            (10)
                                                              ---------------

    Income/(Loss) before income taxes                                     (10)
    Taxes on income/(loss)                                                  -
                                                              ---------------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS                              (10)
                                                              ---------------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                                       -
    Taxes on income/(loss)                                                  -
                                                              ---------------
    INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                              -
                                                              ---------------

                                                              ---------------
NET INCOME/(LOSS)                                              $          (10)
                                                              ---------------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended May
    17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

                                               APRIL 20, 2003 -
FLEMING TRANSPORTATION SERVICES, INC.            MAY 17, 2003
-------------------------------------          ----------------

NET SALES                                         $        46
COSTS AND EXPENSES:
    Cost of sales                                          --
    Selling and administrative                           (410)
    Reorganization items, net                              --
    Interest expense                                       --
    Interest income and other                              --
    Impairment/restructuring charges                       --
    Litigation charges                                     --
                                                  -----------
        TOTAL COSTS AND EXPENSES                         (410)
                                                  -----------

    Income/(Loss) before income taxes                    (364)
    Taxes on income/(loss)                                 --
                                                  -----------
    INCOME/(LOSS) FROM CONTINUING OPERATIONS             (364)
                                                  -----------

DISCONTINUED OPERATIONS:
    Income/(Loss) before income taxes                      --
    Taxes on income/(loss)                                 --
                                                  -----------
    INCOME/(LOSS) FROM DISCONTINUING OPERATIONS            --
                                                  -----------
NET INCOME/(LOSS)                                 $      (364)
                                                  -----------


NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
HEAD DISTRIBUTING COMPANY                                   MAY 17, 2003
-------------------------                                 ----------------
NET SALES                                                   $   32,675
COSTS AND EXPENSES:

     Cost of sales                                             (30,549)
     Selling and administrative                                 (2,401)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                             (32,950)
                                                            ----------

     Income/(Loss) before income taxes                            (275)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                     (275)
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $     (275)
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 30 days ended April 30, 2003; adjustments have been made to this Statement of Operations to approximate results for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
MINTER-WEISMAN CO.                                         MAY 17, 2003
------------------                                        ----------------
NET SALES                                                   $   27,992
COSTS AND EXPENSES:

     Cost of sales                                             (25,828)
     Selling and administrative                                 (1,825)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                             (27,653)
                                                            ----------

     Income/(Loss) before income taxes                             339
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                      339
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $      339
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
PIGGLY WIGGLY COMPANY                                       MAY 17, 2003
---------------------                                     ----------------
NET SALES                                                   $      374
COSTS AND EXPENSES:
     Cost of sales                                                  --
     Selling and administrative                                   (183)
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                (183)
                                                            ----------

     Income/(Loss) before income taxes                             191
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                      191
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $      191
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED)[1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
PROGRESSIVE REALTY, INC.                                    MAY 17, 2003
------------------------                                  ----------------
NET SALES                                                   $        9
COSTS AND EXPENSES:

     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                  --
                                                            ----------

     Income/(Loss) before income taxes                               9
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                        9
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $        9
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED)[1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
RAINBOW FOOD GROUP, INC.                                    MAY 17, 2003
-------------------------                                 ----------------
NET SALES                                                   $       --
COSTS AND EXPENSES:

     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                  --
                                                            ----------

     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                            (243)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                   (243)
                                                            ----------
NET INCOME/(LOSS)                                           $     (243)
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED)[1][2]
DOLLARS IN 000'S

                                                          APRIL 20, 2003 -
RETAIL INVESTMENTS, INC.                                    MAY 17, 2003
------------------------                                  ----------------
NET SALES                                                   $       --
COSTS AND EXPENSES:

     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                  --
                                                            ----------

     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $       --
                                                            ----------

NOTES
-----

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
DOLLARS IN 000'S

                                                          APRIL 20, 2003 -
RFS MARKETING SERVICES, INC.                                MAY 17, 2003
----------------------------                              ----------------
NET SALES                                                   $       --
COSTS AND EXPENSES:
     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                  --
                                                            ----------

     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                     --
                                                            ----------
NET INCOME/(LOSS)                                           $       --
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
STATEMENT OF OPERATIONS (UNAUDITED) [1][2]
(DOLLARS IN 000'S)

                                                          APRIL 20, 2003 -
RICHMAR FOODS, INC.                                         MAY 17, 2003
-------------------------                                 ----------------
NET SALES                                                   $       --
COSTS AND EXPENSES:

     Cost of sales                                                  --
     Selling and administrative                                     --
     Reorganization items, net                                      --
     Interest expense                                               --
     Interest income and other                                      --
     Impairment/restructuring charges                               --
     Litigation charges                                             --
                                                            ----------
          TOTAL COSTS AND EXPENSES                                  --
                                                            ----------

     Income/(Loss) before income taxes                              --
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM CONTINUING OPERATIONS                       --
                                                            ----------
DISCONTINUED OPERATIONS:
     Income/(Loss) before income taxes                          (2,579)
     Taxes on income/(loss)                                         --
                                                            ----------
     INCOME/(LOSS) FROM DISCONTINUED OPERATIONS                 (2,579)
                                                            ----------
NET INCOME/(LOSS)                                           $   (2,579)
                                                            ----------

NOTES

[1] The period of results for this legal entity was for the 28 days ended May 17, 2003.

[2] Refer to Fleming Companies, Inc. & Subsidiaries Statement of Operations for all financial statement footnotes.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD:  4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED)
DOLLARS IN 000'S

                                                                   AS OF
FLEMING COMPANIES, INC. & SUBSIDIARIES [1]                     MAY 17, 2003
------------------------------------------                     -------------
ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                 $     244,219
     Receivables, net[2]                                             639,525
     Inventories                                                     617,905
     Assets held for sale[3]                                         268,607
     Other current assets                                             76,585
                                                               -------------
          TOTAL CURRENT ASSETS                                     1,846,841
                                                               -------------

Investments and notes receivable, net                                 62,095
Investment in direct financing leases                                 63,409
                                                               -------------
NET PROPERTY AND EQUIPMENT                                           417,530
                                                               -------------
OTHER ASSETS                                                         230,217
                                                               -------------

TOTAL ASSETS                                                   $   2,620,092
                                                               -------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
DISCONTINUED OPERATIONS:
     Accounts payable[2]                                       $      86,865
     Liabilities held for sale                                        47,118
     Other current liabilities                                        70,914
                                                               -------------
          TOTAL CURRENT ASSETS                                       204,897
                                                               -------------

Long-term debt                                                            --
Long-term obligations under capital leases                           187,830
Other liabilities                                                     10,360

Liabilities subject to compromise[4]                               3,064,246

Net intercompany due to (from)[5]                                    (17,758)

SHAREHOLDERS' EQUITY
     Common stock, $2,50 par value per share                         135,221
     Capital in excess of par value                                  707,008
     Reinvested earnings (deficit)                                (1,544,209)
     Accumulated other comprehensive income:
        Additional minimum pension liability                        (129,215)
        Cumulative foreign currency translation adjustment             1,712
                                                               -------------
        TOTAL SHAREHOLDERS' EQUITY                             $    (829,483)
                                                               -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $   2,620,092
                                                               -------------

LIABILITIES SUBJECT TO COMPROMISE [4]
Debt and notes payable [6][7]                                        $   1,858,627
Accounts payable [8][13]                                                   731,339
Closed store reserves [9]                                                   38,510
Other liabilities [10][14]                                                 179,900
Pension obligation [11][15]                                                216,721
Taxes payable [12][16]                                                      39,149
                                                                     -------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                              $   3,064,246



LIABILITIES SUBJECT TO COMPROMISE ASSUMPTIONS

GENERAL

[1] Excludes Abco Markets, Inc., Abco Realty, Corp., ASI Office Automation, Inc., C/M Products Inc., Fleming Foods Management Co., L.L.C., Food 4 Less Beverage Company, Inc., FuelServ, Inc., General Acceptance Corporation, Marquise Ventures Company, Inc. and Retail Supermarkets, Inc. as these entities had no activity. Further, the related Balance Sheets are excluded from the Monthly Operating Report.

[2] The accounts payable balance as of May 17 includes vendor deductions for PRADS, military, advertising and other vendor related deductions. Any resulting net debit balance, for each legal entity, in accounts payable has been reclassified to accounts receivable.

[3] Discontinued Operations as of Period 5, 2003 include price-impact retail stores (including Yes!Less), two product supply centers and a fuel delivery dispatch service. Assets of these Discontinued Operations have been reclassified as Assets Held for Sale and liabilities as Liabilities Held for Sale as required by SFAS 146.

[4] Liabilities Subject to Compromise is comprised of prepetition Long-term Debt, Accounts payable, Closed store reserves, Other liabilities, Pension obligation and Taxes payable. Certain of the balances have been estimated. See additional detail explanations on each balance sheet.

[5] The Net Intercompany Due To (From) line on the entity level balance sheets (except for Fleming Companies, Inc.) will also include that entity's net equity.

[6] The senior notes, convertible senior subordinated notes, and senior subordinated notes are guaranteed by substantially all of Fleming's wholly-owned direct and indirect subsidiaries. The guarantees are joint and several, full, complete and unconditional. Within the Monthly Operating Report all related amounts are reflected on the Fleming Companies, Inc. legal entity.

FLEMING ENTITIES (INCLUDING MINTER-WEISMAN)


[7] Debt and notes payable includes bonds, revolver and term Loan and related accrued interest. The debt and notes payable (excluding accrued interest) are period 5 balances. Accrued interest relates to all prepetition debt included in Liabilities Subject to Compromise.

[8] Accounts payable includes trade payables, retailer incentives and accrued expenses. Trade payables and accrued expenses less accrued insurance were taken from the SOFA schedules (excludes Richmar Foods, Inc., Dunigan Fuels, Inc., Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc.) Richmar Foods, Inc.'s balance represents a detailed review of the accounts payable trial balance which was performed after the filing of the SOFA schedules. Dunigan Fuels, Inc. is a period 4 balance. Favar Concepts, Ltd., Fleming Transportation Service, Inc., Piggly Wiggly Company and RFS Marketing Services, Inc. are period 3 balances plus 9/28ths of the net activity for period 4 (9 of the 28 days in period 4 were prepetition). Accrued insurance is a period 3 balance. Retailer incentives is a period 3 balance plus 9/28ths of the net activity for period 4.

[9]      Close store reserves are period 5 balances.

[10] Other liabilities includes accrued compensation, accrued severance, union pension withdrawal liabilities, other current liabilities, deferred income, and other long-term liabilities. Other current liabilities, other long-term liabilities and deferred income are period 3 balances plus 9/28ths of the net activity for period 4. Accrued Compensation and union pension withdrawal liabilities are period 4 balances (excludes vacation pay which is the amount earned in excess of the $4,650 cap by employees terminated in period 4). Accrued severance was taken from the SOFA schedules.

[11] Pension obligation is a period 5 balance less an estimated amount of $500,000 per period as postpetition.

[12] Taxes payable includes income taxes and taxes other than income. Income tax liability is a period 4 balance. Taxes other than income is a period 3 balance plus 9/28ths of the net activity for period 4.

CORE-MARK ENTITIES (EXCLUDING MINTER-WEISMAN)

[13] Accounts payable includes trade payables, retailer incentives and accrued expenses. Accounts payable is a period 4 balance (excludes Head Distributing Company which is per the SOFA schedule). Retailer incentives, accrued expenses (including accrued insurance) are period 4 balances.

[14] Other liabilities, which include accrued compensation, other current liabilities and other long-term liabilities, are period 4 balances.

[15] Pension obligation is a period 5 balance less an estimated amount provided by Core-Mark for postpetition.

[16] Taxes payable includes income taxes and taxes other than income. Income tax liability and taxes other than income are period 4 balances.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
ABCO FOOD GROUP, INC.                                                     MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                                --
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                             3
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                       3
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                           2
                                                                        ----------------

TOTAL ASSETS                                                            $              5
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             25
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                 25
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  1,000

Net intercompany due to (from)                                                    (1,020)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $              5
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      --
Closed store reserves                                                                 --
Other liabilities                                                                  1,000
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          1,000


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
CORE-MARK INTERNATIONAL, INC.                                            APRIL 30, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         32,923
      Receivables, net                                                            97,020
      Inventories                                                                126,723
      Assets held for sale                                                            --
      Other current assets                                                        19,273
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                 275,939
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                        23,299
                                                                        ----------------
Other assets                                                                      42,685
                                                                        ----------------

TOTAL ASSETS                                                            $        341,923
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         44,051
      Liabilities held for sale                                                       --
      Other current liabilities                                                    3,081
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                             47,132
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                187,270

Net intercompany due to (from)                                                   107,521

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        341,923
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                 171,661
Closed store reserves                                                                 --
Other liabilities                                                                  6,798
Pension obligation                                                                    --
Taxes payable                                                                      8,811
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $        187,270


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 5 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
CORE-MARK INTERRELATED COMPANIES, INC.                                   APRIL 30, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $              2
      Receivables, net                                                             4,412
      Inventories                                                                  6,338
      Assets held for sale                                                            --
      Other current assets                                                            44
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  10,796
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                           370
                                                                        ----------------
Other assets                                                                          --
                                                                        ----------------

TOTAL ASSETS                                                            $         11,166
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $            799
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                799
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  1,292

Net intercompany due to (from)                                                     9,075

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         11,166
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                   1,031
Closed store reserves                                                                 --
Other liabilities                                                                    261
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          1,292


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 5 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
CORE-MARK MID-CONTINENT, INC.                                            APRIL 30, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             19
      Receivables, net                                                            34,010
      Inventories                                                                 19,164
      Assets held for sale                                                            --
      Other current assets                                                         2,163
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  55,356
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                         9,341
                                                                        ----------------
Other assets                                                                       3,550
                                                                        ----------------

TOTAL ASSETS                                                            $         68,247
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $          3,400
      Liabilities held for sale                                                       --
      Other current liabilities                                                      714
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                              4,114
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  6,267

Net intercompany due to (from)                                                    57,866

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         68,247
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                   4,212
Closed store reserves                                                                 --
Other liabilities                                                                  2,036
Pension obligation                                                                    --
Taxes payable                                                                         19
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          6,267


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 5 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
DUNIGAN FUELS, INC.                                                       MAY 17, 2003
                                                                        ---------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $           --
      Receivables, net                                                           3,514
      Inventories                                                                   --
      Assets held for sale                                                         148
      Other current assets                                                           2
                                                                        --------------
            TOTAL CURRENT ASSETS                                                 3,664
                                                                        --------------

Investments and notes receivable, net                                               --
Investment in direct financing leases                                               --
                                                                        --------------
NET PROPERTY AND EQUIPMENT                                                          --
                                                                        --------------
Other assets                                                                        --
                                                                        --------------

TOTAL ASSETS                                                            $        3,664
                                                                        --------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $           --
      Liabilities held for sale                                                     --
      Other current liabilities                                                     --
                                                                        --------------
            TOTAL CURRENT LIABILITIES                                               --
                                                                        --------------

Long-term debt                                                                      --
Long-term obligations under capital leases                                          --
Other liabilities                                                                   --

Liabilities subject to compromise                                                9,068

Net intercompany due to (from)                                                  (5,404)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                       --
      Capital in excess of par value                                                --
      Reinvested earnings (deficit)                                                 --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                    --
            Cumulative foreign currency translation adjustment                      --
                                                                        --------------
            TOTAL SHAREHOLDERS' EQUITY                                  $           --
                                                                        --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        3,664
                                                                        --------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                   8,896
Closed store reserves                                                                172
Other liabilities                                                                     --
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          9,068


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FAVAR CONCEPTS, LTD                                                        MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                                32
      Inventories                                                                     --
      Assets held for sale                                                         9,880
      Other current assets                                                            --
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                   9,912
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                          97
                                                                        ----------------

TOTAL ASSETS                                                            $         10,009
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $            192
      Liabilities held for sale                                                       --
      Other current liabilities                                                      166
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                358
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                    615

Net intercompany due to (from)                                                     9,036

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         10,009
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                     459
Closed store reserves                                                                 --
Other liabilities                                                                      1
Pension obligation                                                                    --
Taxes payable                                                                        155
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $            615


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING COMPANIES, INC.                                                   MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $        189,993
      Receivables, net                                                           361,021
      Inventories                                                                416,482
      Assets held for sale                                                        36,270
      Other current assets                                                        48,165
                                                                        ----------------
            TOTAL CURRENT ASSETS                                               1,051,931
                                                                        ----------------

Investments and notes receivable, net                                             53,772
Investment in direct financing leases                                             63,409
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                       358,974
                                                                        ----------------
Other assets                                                                     159,259
                                                                        ----------------

TOTAL ASSETS                                                            $      1,687,345
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                   53,328
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                             53,328
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                       140,326
Other liabilities                                                                 10,360

Liabilities subject to compromise                                              2,755,302

Net intercompany due to (from)                                                  (442,488)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                    135,221
      Capital in excess of par value                                             707,008
      Reinvested earnings (deficit)                                           (1,544,209)
      Accumulated other comprehensive income:
            Additional minimum pension liability                                (129,215)
            Cumulative foreign currency translation adjustment                     1,712
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $       (829,483)
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $      1,687,345
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $      1,858,627
Accounts payable                                                                 453,748
Closed store reserves                                                             38,338
Other liabilities                                                                165,386
Pension obligation                                                               215,101
Taxes payable                                                                     24,102
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $      2,755,302


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING FOODS OF TEXAS, L.P.                                               MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                            70,282
      Inventories                                                                 19,091
      Assets held for sale                                                         3,397
      Other current assets                                                         3,281
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  96,051
                                                                        ----------------

Investments and notes receivable, net                                              8,323
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                        10,798
                                                                        ----------------
Other assets                                                                      13,189
                                                                        ----------------

TOTAL ASSETS                                                            $        128,361
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                      707
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                707
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                         2,390
Other liabilities                                                                     --

Liabilities subject to compromise                                                 43,634

Net intercompany due to (from)                                                    81,630

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        128,361
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                  42,027
Closed store reserves                                                                 --
Other liabilities                                                                    997
Pension obligation                                                                    --
Taxes payable                                                                        610
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $         43,634


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
FLEMING INTERNATIONAL, LTD                                                MAY 17, 2003
                                                                        ----------------
ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                               516
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                           212
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                     728
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                          51
                                                                        ----------------

TOTAL ASSETS                                                            $            779
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                 --
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                     --

Net intercompany due to (from)                                                       779

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $            779
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      --
Closed store reserves                                                                 --
Other liabilities                                                                     --
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $             --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
FLEMING SUPERMARKETS OF FLORIDA, INC.                                     MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                               720
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                            --
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                     720
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                         159
                                                                        ----------------

TOTAL ASSETS                                                            $            879
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                 --
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                    342

Net intercompany due to (from)                                                       537

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $            879
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      --
Closed store reserves                                                                 --
Other liabilities                                                                    342
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $            342


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                             AS OF
FLEMING TRANSPORTATION SERVICES, INC.                                     MAY 17 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                               803
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                           129
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                     932
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                         7,466
                                                                        ----------------
Other assets                                                                          --
                                                                        ----------------

TOTAL ASSETS                                                            $          8,398
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $            118
      Liabilities held for sale                                                       --
      Other current liabilities                                                      504
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                622
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                    242

Net intercompany due to (from)                                                     7,534

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $          8,398
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                     208
Closed store reserves                                                                 --
Other liabilities                                                                     25
Pension obligation                                                                    --
Taxes payable                                                                          9
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $            242


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
HEAD DISTRIBUTING COMPANY                                                APRIL 30, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $            214
      Receivables, net                                                            27,576
      Inventories                                                                 16,128
      Assets held for sale                                                            --
      Other current assets                                                         1,584
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  45,502
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                         3,739
                                                                        ----------------
Other assets                                                                       3,397
                                                                        ----------------

TOTAL ASSETS                                                            $         52,638
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $          4,028
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                              4,028
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  6,548

Net intercompany due to (from)                                                    42,062

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         52,638
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                   6,617
Closed store reserves                                                                 --
Other liabilities                                                                    (95)
Pension obligation                                                                    --
Taxes payable                                                                         26
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          6,548


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] All liabilities were reclassified as Liabilities Subject to Compromise as of March 31, 2003 (period 4) except for specific postpetition liabilities, primarily payroll related. Adjustments were made in period 5 as necessary.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
MINTER-WEISMAN CO.                                                        MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $         13,347
      Receivables, net                                                            18,611
      Inventories                                                                 13,979
      Assets held for sale                                                            --
      Other current assets                                                         1,349
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  47,286
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                         2,479
                                                                        ----------------
Other assets                                                                         453
                                                                        ----------------

TOTAL ASSETS                                                            $         50,218
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         20,273
      Liabilities held for sale                                                       --
      Other current liabilities                                                      128
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                             20,401
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  6,017

Net intercompany due to (from)                                                    23,800

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $         50,218
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                   5,794
Closed store reserves                                                                 --
Other liabilities                                                                    208
Pension obligation                                                                    --
Taxes payable                                                                         15
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          6,017


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/2/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
PIGGLY WIGGLY COMPANY                                                     MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                             1,204
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                            94
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                   1,298
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------
NET PROPERTY AND EQUIPMENT                                                         1,064
                                                                        ----------------
Other assets                                                                          (0)
                                                                        ----------------

TOTAL ASSETS                                                            $          2,362
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             93
      Liabilities held for sale                                                       --
      Other current liabilities                                                       26
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                119
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                    858

Net intercompany due to (from)                                                     1,385

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $          2,362
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                     599
Closed store reserves                                                                 --
Other liabilities                                                                    259
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $            858


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
PROGRESSIVE REALTY, INC.                                                  MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             --
      Receivables, net                                                                --
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                            --
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                      --
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                          --
                                                                        ----------------

TOTAL ASSETS                                                            $             --
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $              4
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                  4
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                  1,510

Net intercompany due to (from)                                                    (1,514)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $             --
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      --
Closed store reserves                                                                 --
Other liabilities                                                                  1,510
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $          1,510


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
RAINBOW FOOD GROUP, INC.                                                  MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $          4,660
      Receivables, net                                                             9,375
      Inventories                                                                     --
      Assets held for sale                                                       136,928
      Other current assets                                                            --
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                 150,963
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                       2,521
                                                                        ----------------

TOTAL ASSETS                                                            $        153,484
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $         13,882
      Liabilities held for sale                                                   36,124
      Other current liabilities                                                    5,867
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                             55,873
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                        23,668
Other liabilities                                                                     --

Liabilities subject to compromise                                                 27,353

Net intercompany due to (from)                                                    46,590

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        153,484
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                  23,578
Closed store reserves                                                                 --
Other liabilities                                                                    505
Pension obligation                                                                 1,570
Taxes payable                                                                      1,700
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $         27,353


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
RETAIL INVESTMENTS, INC.                                                  MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $              2
      Receivables, net                                                                --
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                            --
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                       2
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                          --
                                                                        ----------------

TOTAL ASSETS                                                            $              2
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                        3
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                  3
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                     --

Net intercompany due to (from)                                                        (1)

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $              2
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      --
Closed store reserves                                                                 --
Other liabilities                                                                     --
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $             --


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
RFS MARKETING SERVICES, INC.                                              MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $             12
      Receivables, net                                                                23
      Inventories                                                                     --
      Assets held for sale                                                            --
      Other current assets                                                             1
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                      36
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                          33
                                                                        ----------------

TOTAL ASSETS                                                            $             69
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                       --
      Other current liabilities                                                       --
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                                 --
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                            --
Other liabilities                                                                     --

Liabilities subject to compromise                                                     53

Net intercompany due to (from)                                                        16

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $             69
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                      30
Closed store reserves                                                                 --
Other liabilities                                                                     23
Pension obligation                                                                    --
Taxes payable                                                                         --
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $             53


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
BALANCE SHEET (UNAUDITED) [1]
(DOLLARS IN 000'S)

                                                                              AS OF
RICHMAR FOODS, INC.                                                       MAY 17, 2003
                                                                        ----------------

ASSETS
CURRENT ASSETS:
      Cash and cash equivalents                                         $          3,047
      Receivables, net                                                            10,406
      Inventories                                                                     --
      Assets held for sale                                                        81,984
      Other current assets                                                           285
                                                                        ----------------
            TOTAL CURRENT ASSETS                                                  95,722
                                                                        ----------------

Investments and notes receivable, net                                                 --
Investment in direct financing leases                                                 --
                                                                        ----------------

NET PROPERTY AND EQUIPMENT                                                            --
                                                                        ----------------
Other assets                                                                       4,821
                                                                        ----------------

TOTAL ASSETS                                                            $        100,543
                                                                        ----------------

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
      Accounts payable                                                  $             --
      Liabilities held for sale                                                   10,994
      Other current liabilities                                                    6,390
                                                                        ----------------
            TOTAL CURRENT LIABILITIES                                             17,384
                                                                        ----------------

Long-term debt                                                                        --
Long-term obligations under capital leases                                        21,446
Other liabilities                                                                     --

Liabilities subject to compromise                                                 16,875

Net intercompany due to (from)                                                    44,838

SHAREHOLDERS' EQUITY:
      Common stock, $2.50 par value per share                                         --
      Capital in excess of par value                                                  --
      Reinvested earnings (deficit)                                                   --
      Accumulated other comprehensive income:
            Additional minimum pension liability                                      --
            Cumulative foreign currency translation adjustment                        --
                                                                        ----------------
            TOTAL SHAREHOLDERS' EQUITY                                  $             --
                                                                        ----------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                              $        100,543
                                                                        ----------------



LIABILITIES SUBJECT TO COMPROMISE [2]
Debt and notes payable                                                  $             --
Accounts payable                                                                  12,479
Closed store reserves                                                                 --
Other liabilities                                                                    644
Pension obligation                                                                    50
Taxes payable                                                                      3,702
                                                                        ----------------
TOTAL LIABILITIES SUBJECT TO COMPROMISE                                 $         16,875


NOTES

[1] Refer to Fleming Companies, Inc. & Subsidiaries Balance Sheet for all financial statement footnotes.

[2] The period close for this legal entity was May 17, 2003; therefore all liabilities were reviewed with prepetition amounts reclassified as Liabilities Subject to Compromise. Estimates were made on certain accounts where the breakout was not determinable.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944-03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
(DOLLARS IN 000'S)

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

                                           BEGINNING         AMOUNT                         ENDING
                                              TAX           WITHHELD        AMOUNT            TAX
FLEMING                                    LIABILITY       OR ACCRUED      PAID[12]        LIABILITY
-------                                    ---------       ----------      ---------       ---------
Federal
Payroll Taxes[1]                           $    (153)      $ (10,095)      $  9,974        $    (273)
Income                                            --             553           (243)            (796)
                                           ---------       ---------       --------        ---------
  Total Federal Taxes                      $     152       $ (10,648)      $  9,731        $  (1,069)
                                           ---------       ---------       --------        ---------

State and Local
Payroll Taxes[1]                           $    (450)      $  (1,292)      $  1,246        $    (696)
Sales[2]                                      (1,252)         (1,749)           590           (2,414)
Excise[2]                                        (37)            (36)            10              (64)
Real & Personal Property[3]                  (12,964)             --             --          (12,964)
Cigarette & Tobacco[4]                            --          (2,034)         2,034               --
Franchise[2]                                     (20)            (73)             3              (92)
                                           ---------       ---------       --------        ---------
  Total State and Local                    $ (14,927)      $  (5,186)      $  3,883        $ (16,230)
                                           ---------       ---------       --------        ---------
Total Taxes                                $ (15,080)      $ (15,834)      $ 13,614        $ (17,299)
                                           ---------       ---------       --------        ---------

                                           BEGINNING          AMOUNT                         ENDING
                                              TAX            WITHHELD        AMOUNT            TAX
CORE-MARK[10]                              LIABILITY        OR ACCRUED        PAID          LIABILITY
------------                               ---------        ----------      --------        ---------
Federal
Payroll Taxes[1]                           $      --       $  (2,218)      $  2,049        $    (169)
Income increase in amount per financials          --              --             --               --
                                           ---------       ---------       --------        ---------
  Total Federal Taxes                      $      --       $  (2,218)      $  2,049        $    (169)
                                           ---------       ---------       --------        ---------

State and Local
Payroll Taxes[1]                           $      --       $    (243)      $    244        $       0
Sales                                             --             (40)            --              (40)
Excise                                            --            (133)            --             (133)
Real & Personal Property[3]                       --            (103)             2             (100)
Cigarette & Tobacco[5]                            --         (98,646)        13,808          (79,838)
Other: GST[6]                                     --            (576)            --             (576)
Other: Spokane & Portland B&O Tax[7]              --             (64)            --              (64)
                                           ---------       ---------       --------        ---------
  Total State and Local                    $      --       $ (99,805)      $ 19,054        $ (80,751)
                                           ---------       ---------       --------        ---------
Total Taxes                                $      --       $(102,022)      $ 21,103        $ (80,920)
                                           ---------       ---------       --------        ---------


                      SUMMARY OF UNPAID POSTPETITION DEBTS


FLEMING ACCOUNTS PAYABLE AGING (IN THOUSANDS)                  AMOUNT
---------------------------------------------                 --------
Current                                                       $     --
0 - 30 days[8]                                                 (38,615)
31 - 60 days                                                        --
61 - 90 days                                                        --
91+ days                                                            --
                                                              --------
Total Accounts Payable[9]                                     $(38,615)
                                                              --------

CORE-MARK ACCOUNTS PAYABLE AGING (IN THOUSANDS)[10]            AMOUNT
---------------------------------------------------           --------
Current                                                       $     --
0 - 30 days[8][11]                                             (48,250)
31 - 60 days                                                        --
61 - 90 days                                                        --
91+ days                                                            --
                                                              --------
Total Accounts Payable[9]                                      (48,250)
                                                              --------


EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POST-PETITION DEBTS.

Fleming Companies, Inc. and its related subsidiaries do not have material past due postpetition debts. However, those debts that are past due will be paid through the ordinary course of business. Further, Fleming Companies, Inc. anticipates it will incur certain contract cure costs related to those contracts assigned to C&S Wholesale Grocers, Inc. when the sale of Fleming Companies, Inc.'s wholesale grocery operations closes.

NOTES
[1] Payroll taxes include all employer and employee payroll related items withheld and accrued. Further, Fleming's payroll taxes, both federal and state, include Core-Mark's seven Eastern Divisions.

[2] Sales, Excise and Franchise postpetition taxes were calculated by adding to the period 4 balance the act accrual increase/decrease in period 5. Finally, Sales, Excise and Franchise data excludes Milwaukee PSC as data was not available.

[3] Fleming's postpetition Real and personal property taxes include 275/365 of 2003 (April 2003 - December 2003) taxes and 2004 real property taxes. Additionally, Core-Mark's Real & personal property taxes excludes Plymouth as it is included in Fleming. All other Eastern divisions are included in Core-Mark.

[4] Cigarette and tobacco tax data was not available on an accrual basis. The period 5 expense was recorded as the accrual ant the expense amount.

[5] Cigarette and Tobacco taxes are high in April because Core-Mark was building inventory in Canada due to CPI and challenges with Imperial Tobacco. for the US Core-Mark did not go on COD until mid month.

[6]  GST refers to Canadian Goods and Service Taxes.

[7]  B&O tax refers to Business and Occupational taxes for Spokane only.

[8] Fleming and Core-mark were unable to provide an Accounts Payable Aging. Therefore, Accounts Payable is shown as 30 days old. Fleming's aging includes Head and Minter-Weisman.

[9] Accounts Payable per the Balance Sheet includes trade accounts payable, retailer incentives and other accrued expenses.

[10] Core-Mark's postpetition taxes and Accounts Payable data is for Core-Mark's period 5 which is April 1, 2003 through April 30, 2003.

[11] Core-Mark's Accounts Payable Aging excludes the "Fleming 7" entities.

[12] Amount Paid represents the periods total other adjustments, amounts paid and amount received.

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03
(DOLLARS IN 000'S)

                           ACCOUNTS RECEIVABLE AGINGS


FLEMING ACCOUNTS RECEIVABLE AGING [1][2]                                    AMOUNT
                                                                           --------

Not Due                                                                    $116,362
Current                                                                     135,640
1 - 7 days old                                                               85,278
8 - 14 days old                                                              23,570
15 - 21 days old                                                             21,713
+ Over 21 days                                                              170,194
Credits Over 21 days                                                        (26,169)
                                                                           --------
Total Accounts Receivable                                                  $526,588
Amount considered uncollectible (Bad Debt) [3]                              (39,340)
                                                                           --------
Accounts Receivable (Net)[4]                                               $487,248
                                                                           --------



CORE-MARK ACCOUNTS RECEIVABLE AGING [1][5]                                  AMOUNT
                                                                           --------

Current                                                                    $112,525
1 - 30 days old                                                              21,062
31 - 45 days old                                                                481
40 - 60 days old                                                                354
61 - 90 days old                                                                (22)
91 - 120 days old                                                               910
+ Over 120 days                                                               4,448
                                                                           --------
Total Accounts Receivable                                                  $139,759
Amount considered uncollectible (Bad Debt) [3]                               (4,316)
                                                                           --------
Accounts Receivable (Net)[4]                                               $135,442
                                                                           --------

                             DEBTOR QUESTIONNAIRE


MUST BE COMPLETED EACH MONTH                                                              YES       NO


1.   Have any assets been sold or transferred outside the normal course of business this reporting period?
     If yes, provide an explanation below. [6]                                             X

2.   Have any funds been disbursed from any account other than a debtor in possession account this reporting period?
     If yes, provide an explanation below.                                                          X

3.   Have all postpetition tax returns been timely filed? If no, provide an
     explanation below.                                                                    X

4.   Are workers compensation, general liability and other necessary insurance
     coverages in effect?                                                                  X


NOTES

[1] Flemings Accounts Receivable Aging includes Core-Mark's 7 Eastern divisions ("Fleming 7"). Therefore, Core-Mark's Accounts Receivable Aging excludes them.

[2] An Accounts Receivable Aging was not available for all of Fleming's entities, excluding wholesale. The wholesale accounts receivable was aged above as it accounts for approximately 56.5% of the total accounts receivable balance. The remaining accounts receivable balance (including any adjustments) was allocated to each aging category based on the percentage of Fleming's wholesale aging categories to total wholesale accounts receivable.

[3] Amount considered uncollectible (Bad Debt) is per the general ledger for all entities as of May 17, 2003.

[4] Total Accounts Receivable (Net) will not agree to the balance sheet as the balance sheet includes current notes receivables of approximately $16.8 million.

[5] Core-Mark's Accounts Receivable date is for Core-Mark's period 5 ended April 30, 2003. Further, Core-Mark's Accounts Receivable Aging total differed from the general ledger total due to timing differences and adjustments. As a result, the remaining receivable balance was allocated to each aging category based on the percentage of each aging category to total accounts receivable.

[6] On April 21, 2003 Fleming Companies, Inc. sold 7 Dallas Pharmacy Files and related inventory to Safeway and Kroger for approximately $1.5 million. Also on May 3rd and 10th of 2003, Fleming Companies, Inc. liquidated inventory in New Jersey and Indiana for a total net proceeds of approximately $1.5 million (sale/assignment dates do not correspond with actual cash receipts).

FLEMING COMPANIES, INC. ET AL.
CASE NOS. 03-01944 - 03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/03 - 5/17/03

If additional information is required for the current or any future Monthly Operating Reports, please send the request to Jerry Rebel at Fleming Companies (1945 Lakepointe Dr., Lewisville, TX 75057).

[ERNST & YOUNG LLP LOGO]  2121 San Jacinto Street, Suite 1500      Dallas Office
                          Dallas TX 75201                    Phone (214)969-8000
                                                         Facsimile (214)969-8770


FLEMING COMPANIES, INC. ET AL
CASE NOS. 03-01944 -03-10973 (MFW JOINTLY ADMINISTERED)
REPORTING PERIOD: 4/20/2003 TO 6/7/2003

                                  TAX AFFIDAVIT

By order of this Court dated May 6, 2003, Ernst & Young (E&Y) have been retained to provide certain tax services to the Debtors (the "Tax Services"). E&Y provided the Tax Services pursuant to the terms and conditions set forth in the engagement letter attached hereto as Ex. A which was allowed under the May 6, 2003 Bankruptcy Court Order of E&Y retention. Pursuant to this retention order, E&Y assists the Debtor with the following tax services during the reporting period on behalf of Fleming Companies, Inc. and affiliates ("the Debtor"):

         - Prepare certain federal income, state income, state franchise, gross receipts and net worth tax returns and provide them to management of the Debtor for signature;

         - Prepare certain sales, excise and use tax returns for U.S., state and local governments and provide them to management of the Debtor for filing;

         - Provide certain property tax returns prepared by third part consultants to management of the Debtor for filing;

         - Prepare certain property tax returns and provide them to management of the Debtor for filing; and

         - Update a tax filing calendar for certain income, franchise, sales and use, cigarette, tobacco, and other miscellaneous taxes, and business license filings and provide it to Debtor's management for review and approval.

The Debtor's management is responsible for establishing and maintaining its tax systems and procedures.

To the best of my knowledge, E&Y has completed these activities related to the tax returns covered by the engagement letter which are required to be prepared or filed by the Fleming Companies, Inc. and its affiliates during the reporting period referenced above.



         August 12, 2003                                 /s/ Lisa P. Shield


    -----------------------                             -----------------------
              Date                                      Lisa P. Shield, Partner

April 8, 2003


Mr. Mark Shapiro
Chief Financial Officer
Fleming Companies, Inc.
1945 Lakepointe Dr.
Lewisville, Texas 75057

                         Tax Operate Engagement Letter

Dear Mr. Shapiro:

This letter will confirm the engagement of Ernst & Young LLP ("E&Y") to provide Tax Outsourcing and Operations Services ("Services") described below to Fleming Companies, Inc. and affiliates ("the Company") subsequent to its filing a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

This Agreement sets out the scope and timing of those Services and the fee arrangements for our work. These services will commence upon approval by the Bankruptcy Court and remain in effect until the earlier of April 1, 2008 or such time as the Company emerges from Chapter 11.

We have agreed to provide such Services, contingent upon the Bankruptcy Court's approving our retention, in accordance with the terms and conditions which are set forth in the Agreement.

SCOPE OF SERVICES

We will provide to the Company the Services described in Attachment 1 ("the Services"), which may be modified from time to time by our mutual written consent, subject to the terms of this Agreement, the attached Supplemental Terms and Conditions, and approval of the Bankruptcy Court.

The Company's management is responsible for establishing and maintaining its tax system and procedures and directing the tax function. It will: (1) designate the appropriate individual to be responsible for the tax function; (2) determine the scope and frequency of all Services to be performed; (3) provide us with accurate, timely information and appropriate resources to enable us to perform Services; (4) maintain books and records as required by law and as is necessary to support any positions taken on any tax return included within the scope of this engagement in the event of any taxing authority examination; and (5) evaluate the adequacy of the tax procedures performed.

The Management Liaison will assist in recommending tax services to be provided by E&Y to the Company. The Management Liaison is responsible for decisions regarding tax services to be performed.

Mr. Mark Shapiro                                                          Page 2
Fleming Companies, Inc.                                            April 8, 2003


Our advice and services are only applicable to the specific facts presented to us. This agreement expressly authorizes the Company to disclose every aspect of our advice and Services with any and all persons, without limitation. However, because our advice is solely for the benefit of the Company and is not to be relied upon by any other persons, as part of any such disclosure the Company must inform all such persons that they may not rely upon our advice without our written consent.

The Company consents to the disclosure of its tax return information to E&Y, its partners, and employees, for the purpose of rendering tax and accounting services to clients. We will not disclose or otherwise use this information for any purpose other than that described in this letter or as allowed under the laws of the applicable jurisdictions.

Information regarding federal tax advice provided to you, communications between us, and material we create in the course of providing that advice, may be privileged and protected from disclosure to Internal Revenue Service (IRS). If IRS seeks disclosure from you or us of written or oral communications relating to the advice, we will discuss with you whether and how you assert, or waive, the privilege.

DISCLOSURE OF REPORTABLE TRANSACTIONS

Treasury regulations require corporations and other entities to file disclosure statements relating to certain tax strategies/transactions that the IRS has identified as Listed Transactions, any transaction that is substantially similar to a Listed Transaction, and Other Reportable Transactions. The disclosure statements must be filed with the proper tax return and also sent separately to the IRS. Failure to properly disclose any of these transactions/strategies in which the Company directly or indirectly participated may result in the imposition of penalties. During the process of gathering data to prepare the Company's federal tax returns, we require Company personnel to complete a questionnaire regarding Listed Transactions and Other Reportable Transactions. If there is a particular person in the Company, other than you, who should be responding to these questions, please immediately provide that person's name, position and telephone number to Lisa P. Shield at E&Y. E&Y will not be liable for any penalties resulting from the Company's failure to accurately and timely respond to these questions or to timely file the required disclosure statements.

USE OF E&Y SOFTWARE

During this engagement, the Company employees authorized by both E&Y and the Company will have access to E&Y's software known as TaxSite, eyC@Pture TaxDriveR, and/or QuickPlace (collectively know as "the Software"), for the purposes of assisting the Company through E&Y's completion of the Services. We will not install the Software on the Company's computers. The Company will not, nor permit others, to copy, duplicate, or modify the Software. The Company will not decompile, reverse engineer, or in any way derive any source code from or create any derivative work of the Software. The Company acknowledges that its use of the Software is not a substitute for any documentation or system of records created or

Mr. Mark Shapiro                                                          Page 3
Fleming Companies, Inc.                                            April 8, 2003


maintained pursuant to law, including but not limited to Internal Revenue Code
Section 6001. The Company is responsible for maintaining separate copies of any documentation it inputs into the Software. Software is provided "AS IS" without warranty and E&Y shall not provide any support or maintenance for the Software unless otherwise mutually agreed.

The Company's use of QuickPlace shall be subject to and governed by the terms and conditions of a user agreement under the terms and conditions of which are required to be agreed to by an authorized representative of the Company prior to the Company's access to QuickPlace.

FEES

E&Y will bill the Services outlined in this Agreement based on standard hourly rates for provision of this category of service, which are revised annually effective July 1. Presently, these rates range as follows by level of tax professional:

         Partners and Principals                  $425 to $750
         Senior Managers                          $370 to $540
         Managers                                 $250 to $490
         Senior Staff                             $180 to $375
         Staff                                    $130 to $240

We will request payment of our fees in accordance with local bankruptcy rules for the District of Delaware and any relevant administrative orders. In addition, we will request reimbursement of our actual expenses related to this Agreement, as well as fees for any time (including reasonable expenses of legal counsel) we may incur in considering or responding to discovery requests or participating as a witness or otherwise in any legal, regulatory or other proceeding as a result of our performance of these Services.

STAFFING FOR PROVISION OF TAX COMPLIANCE SERVICES

Lisa P. Shield will be the engagement tax partner responsible for the provision of our tax services. David Coley, Senior Manager, and Dave Sigler, Senior Manager will work closely with Lisa Shield and management in providing tax services. If any of these individuals ceases to provide tax services to the Company pursuant to this Agreement, Ernst & Young will so advise the Company and, if that professional is replaced, provide the Company with the name of that professional's replacement.

Our tax services team includes the following tax professionals as of the date of this petition. Other professionals may be needed to assist with our provision of services to the Company on an ongoing basis.

Layne Wrobleski               Janatha McCullough
Jennifer Adair                John Dixson
Nancy Flagg                   Daniel Roche

Mr. Mark Shapiro                                                          Page 4
Fleming Companies, Inc.                                            April 8, 2003



Eliot Fielding                            Michael Sanders
Davila Niesen                             Timothy Murray
Hilary Mink                               Keith Anderson
Patsy Bustamente                          Katie Duren
Austin Lee                                Lindsey Lakey
Deborah Banheisal                         Donna Ellington
Joyce Bauchner                            Mohua Bardan
Tresa Simbye                              Kathy Everidge
Raymond Smith                             Steve Graham
Susan Hudson                              Cindy Vintrella
Esparanza English                         Pamela Young
Carolyn S. Coen                           Cletith Simmons

In addition to members of our tax services team, others involved in serving you, such as senior members of the internal audit team, may participate in our provision of tax advice so that, among other things, they can provide relevant input into the process and the effects of financial statement treatment on the tax advice we provide may be considered on a timely basis. Other staff, not identified herein, may be utilized as required to conduct our work in the most efficient manner possible.

OTHER MATTERS

We will perform the services outlined in this letter for the Term of the Agreement until either party terminates this agreement upon 120 days written notice or the Company emerges from Chapter 11, whichever event occurs first. E&Y is not responsible for any damages or losses the Company may incur because it failed to meet any deadline on a timely basis as a result of its termination of this Agreement.

In the event we are requested or authorized by the Company or are required by government regulation, subpoena, or other legal process to produce our documents or personnel as witnesses regarding our Services for Company, you will reimburse us for our professional time and expenses, as well as our counsel's fees and expenses, incurred in responding to such requests.

The Company will provide E&Y with reasonable accommodations for facilities (e.g., individual work space, other work-related facilities and telecommunications), and with access to electronic records needed to provide Services.

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions are not affected. Without prior written consent of the other party, neither party may assign any rights or obligations herein, in whole or in part. The subject matter contained herein constitutes the entire agreement between the parties, superseding all agreements and understandings made before the date of this Agreement.

Mr. Mark Shapiro                                                          Page 5
Fleming Companies, Inc.                                            April 8, 2003


Any controversy or claim with respect to, in connection with arising out of, or in any way related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 of the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

IRS released regulations increasing the disclosures that taxpayers and tax advisors may have to make and records they may have to retain in connection with transactions that have federal income tax reduction as a significant purpose. At your request, we will discuss these disclosure and record retention requirements and their possible application to transactions arising out of this engagement. Our fee for such services may be contained in a modification to this Agreement or a separate engagement letter if significant work is to be performed. The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

We understand that the Company or E&Y may provide notice to terminate our engagement at any time. The alternative dispute resolution provision contained in Attachment 2 to the Agreement will remain operative and in full force and effect regardless of any termination or expiration of this Agreement and shall survive completion of the Company's bankruptcy proceedings whether through a confirmed plan of reorganization, liquidation of the Company's assets under Chapter 11 or 7 of Title 11 of the United States Code, or otherwise.

As set forth herein, the Company has requested that E&Y provide tax operations services, the scope of which is set forth in the Agreement. The Company recognizes and acknowledges that by performing the services set forth in the Agreement, E&Y is not acting in any Company management capacity and that the Company has not asked E&Y to make, nor has E&Y agreed to make, any business decisions on behalf of the Company. All decisions about the business or operations of the Company remain the sole responsibility of the Company's management and its board of directors.

By agreement to the provision of the services set forth in the Agreement, E&Y is not providing a guarantee to the Company that E&Y's performance of those services pursuant to the terms and conditions set forth in the Agreement will guarantee the Company's successful reorganization

Mr. Mark Shapiro                                                          Page 6
Fleming Companies, Inc.                                            April 8, 2003


under Chapter 11 of Title 11 of the United States Code. Except as expressly provided herein, this engagement letter does not modify the terms or provisions of any engagement letter for other professional services, which were agreed to prior to the date noted below.

We appreciate the opportunity to be of continued service. If you have any questions regarding this letter, please contact Lisa P. Shield at (817) 348-6056. Please indicate your acceptance of the above arrangements by signing and returning the enclosed copy of this letter.


                                       Very truly yours,


                                       /s/ Ernst & Young LLP


FLEMING COMPANIES, INC.


By:      /s/ Mark Shapiro                             4/11/03
         ----------------------------------------------------
         Mark Shapiro, Chief Financial Officer          Date

Mr. Mark Shapiro                                                          Page 7
Fleming Companies, Inc.                                            April 8, 2003


                  TAX OPERATIONS SERVICES ENGAGEMENT AGREEMENT
                        SUPPLEMENTAL TERMS AND CONDITIONS


A.       Proprietary and Related Rights

         1. Company Property. All information the Company supplies to E&Y in connection with the Services being provided will remain the property of the Company or its licensors. All tax returns, reports and other documents prepared for the Company using this information will be the Company's property and the Company will be solely responsible for the retention of such documents.

         2. E&Y Property. During the term of this engagement, we may use certain methodologies, programs, or procedures ("Technical Elements") developed or used by us or our licensors, including enhancements or improvements developed during the performance of Services. Our use of these Technical Elements during the engagement does not grant the Company a license or property interest in them. We will retain: (1) the right to use our knowledge, experience and know-how, including Technical Elements developed while performing the Services, in providing services to other clients; (2) ownership of all working papers we prepare for purposes of documenting, in accordance with professional requirements, our performance of the Services; and (3) copies of tax returns, reports and other documents prepared by us, for our own purposes and use.

B.       Confidential Information

         1. Confidentiality. Unless specified in this Agreement, when E&Y receives Confidential Information, as defined below, from the Company in connection with the Services, it will not disclose the Confidential Information outside of E&Y. "Confidential Information" is information that is not generally known to the public; that would reasonably be considered confidential or proprietary; and that the Company specifically designates as "confidential." Confidential Information does not include information that: (i) at the time of its disclosure, is or thereafter becomes, part of the public domain through a source other than E&Y; (ii) was known to E&Y prior to the time of its disclosure; (iii) is independently developed by E&Y without reference to any Confidential Information; or (iv) is subsequently learned from a third party not known by E&Y to be subject to an obligation of confidentiality with respect to the information disclosed.

         2. Exceptions. Nothing in this Agreement will limit our ability to disclose such Confidential Information, and we will have no liability for such disclosure, as long as the disclosure is: (i) required pursuant to law, regulation, professional responsibility, government authority, duly authorized summons, subpoena or court order and we provide notice to the Company prior to the disclosure; (ii) required by a court or other tribunal in connection with the enforcement of our rights under this Agreement; or (iii) approved for disclosure by the prior written consent of the Company.

Mr. Mark Shapiro                                                          Page 8
Fleming Companies, Inc.                                            April 8, 2003



         3. Survival of Restrictions. The terms of this Section B will survive this Agreement's termination, continuing in full force and effect for two years from the date of such termination, or longer if otherwise required by law or regulation.

C.       Relationship of Parties

         1. Independent Contractor. Nothing in this Agreement will be construed to imply a joint venture, partnership or agency relationship between the parties for any purpose. Each party is an independent contractor in connection with this Agreement and as such neither will have any authority to bind or commit the other.

         2. Concerning Employees. Personnel supplied by either party are employees (or partners, in the case of E&Y partners) of that party and will not be considered employees or agents of the other party. Unless provided elsewhere in this Agreement, each party is solely responsible for the supervision, daily direction and control of its employees, and the payment of salaries, including all payroll related withholdings and remits. If the parties agree that E&Y will hire certain of the Company's employees, hiring will occur on terms and conditions mutually agreeable to the parties.

D.       Miscellaneous

If any part of this Agreement is held to be void, invalid, or otherwise unenforceable, the remaining Agreement provisions remain in effect. Neither party may assign this Agreement or any rights or obligations under it, in whole or in part, without the other party's prior written consent. Except to the extent that portions of prior Agreements are incorporated into this Agreement by reference, this Agreement constitutes the entire agreement between the parties regarding its subject matter, superseding all agreements and understandings between the Company and E&Y with respect thereto made prior to the date of this Agreement.

Any controversy or claim with respect to, in connection with arising out of, or in any say related to this Agreement or the Services provided hereunder (including any such matter involving any parent, subsidiary, affiliate, successor in interest or agent of the Company or of E&Y) shall be brought in the Bankruptcy Court or the District Court if such District Court withdraws the reference and the parties to this Agreement, and any and all successors and assigns thereof, consent to the jurisdiction and venue of such court as the sole exclusive forum (unless such court does not have jurisdiction and venue of such claims or controversies) for the resolution of such claims, caused of action or lawsuits. The parties to this Agreement, and any and all successors and assigns thereof, hereby waive trial by jury, such waiver being informed and freely made. If the Bankruptcy Court or the District Court upon withdrawal of the reference does not have or retain jurisdiction over the foregoing claims or controversies, the parties to this Agreement and any and all successors and assigns thereof, agree to submit first to nonbonding mediation; and, if mediation is not successful, then to binding arbitration, in accordance with the dispute resolution procedures set forth in Attachment 2 to the Agreement. Judgment on any arbitration award may be entered in any court having proper jurisdiction. The foregoing is binding upon the Company, E&Y and any and all successors and assigns thereof.

Mr. Mark Shapiro                                                          Page 9
Fleming Companies, Inc.                                            April 8, 2003

                                  ATTACHMENT 1
                                SCOPE OF SERVICES

E&Y and the Management Liaison will agree to a tax services to be performed in the course of this engagement. E&Y will perform the tasks in order to manage the tax function on behalf of the Company. The Company's Management Liaison will authorize the tax programs and procedures E&Y recommends. Except where otherwise noted, E&Y will be responsible for services, reports and deadlines falling within the term of the Agreement.

Pursuant to the E&Y engagement letter, E&Y will provide such tax services as E&Y and the Company shall deem appropriate and feasible in order to perform tax services in the Agreement and to advise the Company in the course of the Chapter 11, including but not limited to the following services;

FEDERAL AND STATE INCOME TAX COMPLIANCE, CONSULTING AND ADMINISTRATION

         - Prepare Federal and all state income and franchise, gross receipts and net worth tax returns on behalf of Fleming (including Core-Mark at 6/18/02 forward) and maintain tax files and documentation consistent with E&Y standards for Calendar Year 2002 through 2004 returns.

         - Preparation of certain adjustments and book/tax differences related to Forms 1120 and state tax returns for Core-Mark and its subsidiaries for the 6-17-02 short period tax returns.

         - Prepare Canada Income Tax Form T2 and provincial income and capital tax returns and maintain tax files and documentation consistent with E&Y standards for Canadian branch tax for calendar year 2002 through 2004 returns.

         - Prepare a quarterly and annual tax calendar for the upcoming quarter and year, including (i) estimated cash payments for tax liabilities anticipated, and (ii) other tax matters which should be addressed.

         - Prepare check requests, check deposits, certified mailing and electronic filing of tax payments.

         - Coordinate and respond to Federal and state audits and notices including Canada and provincial audits and notices.

         - Prepare FAS 109 quarterly and annual analysis, including preliminary footnote draft for review and approval by Fleming.

         - Prepare quarterly federal and state estimated income tax payments, including franchise, gross receipts and all other required payments, extension computations and payments, and monthly estimated tax payments for Canadian returns, beginning with September 15, 2002 estimated payments for Fleming and December 15, 2002 for Core-Mark.

         - Prepare and provide to Fleming treasury department quarterly a schedule of estimated cash requirement for Federal income taxes.

         - Prepare FSC return based upon the limited methodology used by Fleming for the 2001 FSC return.

Mr. Mark Shapiro                                                         Page 10
Fleming Companies, Inc.                                            April 8, 2003



         -        Prepare annual reports.

         - Provide information when requested for acquisitions and divestitures consistent with historical tax team level of effort.

         -        Tax package design, preparation, distribution and review.

         - Represent Fleming in Federal audits and state audits annually and review Form 5701 consistent with historical tax team level of effort.

         - Prepare Federal and Canadian amended returns, resulting from RAR's consistent with B&Y's cost-benefit analysis, or submit, as appropriate to state taxing authorities.

         - Reconciliations of prepaids, liability, deferreds, clearings, interest expense/income accounts and payroll tax penalty assistance and reconciliation of transcripts consistent with historical tax team level of effort.

         -        Information gathering for special projects.

         -        Obtain airplane log and prepare W-2 information reporting.

         - Tax depreciation computations and reconciliations, including gain loss computations and running all reports for federal and states. Includes documentation of existing review process in place with Core-Mark fixed assets, and agreement as to scope of activities related to fixed assets for tax

         - Balance sheet reviews for new accounts and tax basis balance sheets.

         - Preparation of LIFO computations for Fleming and Core-Mark unless prepared by outside third party providers retained separately by Bankruptcy Court.

         - Coordination with ERP System Implementation (Fl) group to answer limited questions regarding taxability of excise/sales tax items.

         -        Communication of divisional credits for WOTC.

         -        Stuff envelopes for tax return payments.

         - Limited research on transfer stamps, floor stocks tax returns, etc. Includes preparation of draft of financial statements for 15th period journal entries for tax entities such as Retail Investment, Rainbow Food Group, ABCO Food Group and Bakers Food Group for the review and approval of Fleming accounting staff and Controller/CFO. Also includes allocation of expenses for corporate charges and interest between Canada and the U.S.

         - Preparation of Unclaimed Property tax returns for Fleming and Core-Mark other than those prepared by outside third party providers.

         - IRS Account Analysis and Recovery & Interest Netting, including review of IRS Account transcripts, including preparation of Form 2848, preparation of interest computations, and filing of refund claims.

         - Preparation and review of any required 9100 relief filings or Forms 3115 related to changes in accounting methods, and Forms 1128 related to changes in accounting periods.

         - Preparation and review of all federal and state amended returns, including Forms 1139 and Forms 1120X and the state equivalents.

         - Analysis of all transaction related costs incurred by Fleming and Core-Mark for deductibility versus capitalization for income tax purposes.

         - Research and consultations regarding corporate restructuring and related tax implications for federal and state issues.

Mr. Mark Shapiro                                                         Page 11
Fleming Companies, Inc.                                            April 8, 2003


         -        Research and consultations related to employment tax matters.
                  Payroll tax compliance tax return filings and remittances are specifically excluded from the scope of this engagement.

         - Review of the Company's existing supplemental unemployment benefit ("SUB") plan to ensure the Company continues to receive the appropriate employment tax benefits available under the plan, including assistance with general employment tax questions arising in the normal course of doing business not related to specific transactions, and also including federal employment tax reporting and withholding questions, federal and state income tax withholding penalty notices and resolution, federal and state employment tax audit assistance, state unemployment tax planning associated with acquisition or expansion into new taxing jurisdictions, and executive compensation consultation.

         - Computation and analysis of earnings and profits of the Company for tax purposes under Section 316 of the Internal Revenue Code.

         - Preparation and review of computations for Quick Refund Claim Form 4466 relating to ratable allocation election under Treasury Regulation Section 1.1502-76(b), state tax research related to the election, documentation of tax treatment of extraordinary items of income and expense.

PROPERTY TAX SERVICES

         - Oversight of third-party service providers including communications, correspondence, arrangement for data supply and approval of fees, receipt of tax bills and other data. Prepare returns and renditions based on fixed asset and other accounting information provided by Fleming.

         - Review estimates or analyses of property taxes for accrual and/or tax prorations quarterly.

         - Research of new or unknown properties and tax parcels, including bills that show up new.

         -        Maintain files for all properties as appropriate.

         - Validate tax bills and coordinate with the Accounts Payable Department for payment of all real and personal property tax bills. This may entail an electronic transfer of payment information from E&Y to the Fleming Core-Mark Accounts Payable department for approval and processing.

         - Estimation of year-end accrual information by property annually.

         - Preparation of annual property tax budget data and information by property.

         -        Research new properties and set up for processing and payment.

         - Quarterly reconciliation of accounts and review of any third-party prepared renditions.

SALES & USE TAX SERVICES

         - Update and maintain sales and use, cigarette, tobacco, egg, and other miscellaneous taxes, and business license, filing calendars.

         - Prepare sales and use tax returns for all U.S., state and local governments, and maintain adequate audit trail and supporting documentation.

         - Prepare other cigarette, tobacco, and other sundry tax filings.

Mr. Mark Shapiro                                                         Page 12
Fleming Companies, Inc.                                            April 8, 2003


         - Prepare responses to audit notices and provide audit assistance for all sales & use tax filing responsibilities, including cigarette, tobacco, egg, miscellaneous, business licences, etc.

         - Assist with tax issues related to transfer of inventory and licensing issues in consolidation of distribution centers.

         - Assist with miscellaneous matters related to responding to overdue notices from state tax jurisdictions, including preparation of necessary correspondence, penalty/interest abatement requests, and responses to liens assessed against the Company related to Chapter 11 filing.

         - Recommend journal entries, intercompany postings and prepare account reconciliations for sales and use tax, and other sundry tax payable accounts and other general ledger accounts as required.

         - Provide Fleming an electronic check request of payment information related to sales/use and other sundry tax returns.

         - Respond to notices associated with any tax returns prepared by E&Y or the former Fleming tax department.

         - Notify a designated Fleming representative of applicable changes related to sales and use, cigarette, tobacco, and other tax rates for maintenance of tax rate tables in the Fleming system as identified by management.

         - Perform limited research on the taxability of new inventory and non-inventory items or services offered by Fleming, consistent with current tax function.

         - Respond to other sales, use and other sundry tax questions from Fleming personnel.

         - Prepare special tax related reports and schedules as requested by Fleming management.

         - Coordinate with accounting operations to resolve issues on stamps, purchases, inventory accounts, and return variances.

         - Preparation and review of sales tax refund claims for all sales, use and miscellaneous tax refunds due to the company.

         - Research and consultations related to Work Opportunity Tax Credits, California Enterprise Zone Hiring Credits, Statutory Credits, Training Grants, and other Incentive Tax matters.

         - Review of transaction tax process, transaction tax systems and accuracy of taxability tables. Includes preparation and implementation of rate analysis tool to convert and compare cigarette stamp tax and tobacco excise tax rates in FOODS system to the actual rates in order to electronically update the customer master or cigarette/tobacco tax file. Includes preparation of batch files for Company IT department to update rates in FOODS system.

BANKRUPTCY TAX SERVICES

         - Working with Company personnel to develop an understanding of the business objectives related to the Company's potential reorganization and/or restructuring alternatives that the Company is evaluating with existing creditors that may result in a change of the equity, capitalization and/or ownership of the shares of the Company or its assets.

         - Assist and advise the Company in potential tax related bankruptcy restructuring objectives, implications and post-petition bankruptcy tax matters.

Mr. Mark Shapiro                                                         Page 13
Fleming Companies, Inc.                                            April 8, 2003



         - Provide tax consulting regarding availability, limitations, preservation and maximization of tax attributes, such as net operating losses, alternative minimum tax credits and work opportunity tax credits, minimization of tax costs in connection with stock or asset sales, if any, and assistance with tax issues arising in the ordinary course of the Company's business.

         - Assist with settling tax claims against the Company and obtaining refunds of reduced claims previously paid by the Company for various taxes, including (but not limited to) federal and state income, franchise, payroll, sales and use, property and excise and business license.

         - Assistance with evaluating and scheduling tax liabilities and in assessing tax claims by type and entity, including working with bankruptcy counsel to resolve tax claims if the Company files bankruptcy.

         - Analysis of legal and professional fees incurred during the restructuring or bankruptcy period for purposes of determining future deductibility of such costs.

         - Documentation of tax analysis, opinions, recommendations, conclusions and correspondences for any proposed restructuring alternative, bankruptcy tax issue or other tax matter described above.

OTHER TAX SERVICES

For any miscellaneous tax projects requested by the Company and not specifically listed in this Agreement, including tax planning and tax consulting services, E&Y will bill those services in accordance with the standard hourly rates outlined in this Agreement.

Mr. Mark Shapiro                                                         Page 14
Fleming Companies, Inc.                                            April 8, 2003


                                  ATTACHMENT 2

                         DISPUTE RESOLUTION PROCEDURES

The following procedures shall be used to resolve any controversy or claim ("dispute") as provided in this Agreement, other than objections to fee applications relating to the subject retention. If any of these provisions are determined to be invalid or unenforceable, the remaining provisions shall remain in effect and binding on the parties to the fullest extent permitted by law.

MEDIATION

A dispute shall be submitted to mediation by written notice to the other party or parties. The mediator shall be selected by agreement of the parties. If the parties cannot agree on a mediator, a mediator shall be designated by the CPR Institute for Dispute Resolution at the request of a party. Any mediator so designated must be acceptable to all parties.

The mediation will be conducted as specified by the mediator and agreed upon by the parties. The parties agree to discuss their differences in good faith and to attempt, with the assistance of the mediator, to reach an amicable resolution of the dispute.

The mediation will be treated as a settlement discussion and therefore will be confidential. The mediator may not testify for either party in any later proceeding relating to the dispute. No recording or transcript shall be made of the mediation proceedings.

Each party will bear its own costs in the mediation. The fees and expenses of the mediator will be shared equally by the parties.

ARBITRATION

If a dispute has not been resolved within 90 days after the written notice beginning the mediation process (or a longer period, if the parties agree to extend the mediation), the mediation shall terminate and the dispute will be settled by arbitration. The arbitration will be conducted in accordance with the procedures in this document and the Rules for Non-Administered Arbitration of the CPR Institute for Dispute Resolution as in effect on the date of the engagement letter, or such other rules and procedures as the parties may designate by mutual agreement. In the event of a conflict, the provisions of this document will control. The arbitration will be conducted before a panel of three arbitrators, two of whom are to be designated by the parties from the CPR Panels of Distinguished Neutrals using the screened selection process provided in the Rules. Any issue concerning the extent to which any dispute is subject to arbitration, or concerning the applicability, interpretation, or enforceability of these procedures, including any contention that all or part of these procedures are invalid or unenforceable, shall be governed by the Federal Arbitration Act and resolved by the arbitrators. No potential arbitrator shall be appointed unless he or she has agreed in writing to abide and be bound by these procedures.

Mr. Mark Shapiro                                                         Page 15
Fleming Companies, Inc.                                            April 8, 2003


In no event, even if any other portion of these provisions is held to be invalid or unenforceable, shall the arbitration panel have power to make an award or impose a remedy that could not be made or imposed by a court deciding the matter in the same jurisdiction. Discovery shall be permitted in connection with the arbitration only to the extent, if any, expressly authorized by the arbitration panel upon a showing of substantial need by the party seeking discovery.

The result of the arbitration will be binding on the parties, and judgment on the arbitration award may be entered in any court having jurisdiction.